MERRILL LYNCH
                            2002 RETAILING CONFERENCE
                                 MARCH 13, 2002

                          FORWARD - LOOKING STATEMENTS

You should be aware that except for historical information, the matters discussed herein are forward-looking statements within the meaning of the private securities litigation reform act, as amended. Forward-looking statements, including projections and anticipated levels of future performance, involve risks and uncertainties which may cause actual results to differ materially from those discussed herein. You are urged to review our filings with the SEC and our press releases from time to time for details of these risks and uncertainties.

                                   WHO ARE WE?
                                   -----------
           THE WORLD'S LARGEST SELLER OF OFFICE PRODUCTS AND SERVICES

NO ONE SELLS MORE OFFICE PRODUCTS TO MORE CUSTOMERS IN MORE COUNTRIES THAN WE DO

                                HOW DO WE DO IT?
                                ----------------

2001 Sales Mix by Segment:
North American Retail: 52%
Business Services Group: 34%
International Division: 14%
E-Commerce (included within BSG and International Divisions): 14%

o    898 retail stores
     -    859 North America
     -    30 France
     -    9 Japan

o    52 warehouses/cross docks
     -    24 North America
     -    10 NA cross docks
     -    18 Internationally

o    26 call centers

o    Mail more than 300 million catalogs annually around the world
o    15 unique Web sites around the world
o    45,000 world-wide employees

                                 HOW BIG ARE WE?
                                 ---------------
                                    REVENUES*

4 Year CAGR: 8%

($ in millions)
1997: $8,109
1998: $9,007
1999: $10,306
2000: $11,613
2001: $11,154

* Excluding one-time charges and credits

                              OUR OPERATING INCOME
                              --------------------

1997 Operating Margin by Segment:
North American Retail: 56%
Business Services Group: 28%
International Division: 16%

2001 Operating Margin by Segment:
North American Retail: 38%
Business Services Group: 35%
International Division: 27%

Operating Profit 4-Year CAGR:
North American Retail: (2)%
Business Services Group: 11%
International Division: 16%
International Division (local): 22%

                                  WHERE ARE WE?
                                  -------------
                                  GLOBAL REACH


                                    Stores      Warehouses       Call Centers
                                    ------      ----------       ------------
USA                                    824          24                13
Canada                                  35          -                  -
Australia                                -          3                  1
Japan                                    9          2                  2
Austria                                  -          -                  1
Belgium                                  -          1                  1

France                                  30          2                  2
Germany                                  -          3                  -
Ireland                                  -          1                  1
Italy                                    -          1                  1
The Netherlands                          -          1                  1
Switzerland                              -          1                  1
United Kingdom                           -          3                  2

Note: Cross-border operations in Austria and Luxembourg

                      WHAT TYPES OF CUSTOMERS DO WE SERVE ?
                      -------------------------------------

o    Retail: consumers, entrepreneurs, small companies
o Viking; OD Catalog; 4Sure.com: entrepreneurs, small companies, medium businesses
o    Contract: medium businesses and large corporations
o Internet: consumers, entrepreneurs, small companies, medium businesses, and large corporations


                                 HOW DO WE GROW?

o    North American Retail
o    North American delivery
o    International
     o    Europe
     o    Asia (Australia, Japan)


                              E-COMMERCE LEADERSHIP

o    Fifteen distinct Web sites in ten countries around the world
o    $1.6 billion in worldwide revenues in 2001
o    Profitable
o    Fully integrated across systems/delivery networks
o    Small business, contract and tech savvy customers
o    Award winning
o    Highly targeted to customers needs

                             NORTH AMERICAN DELIVERY
                          E-COMMERCE LEADERSHIP IN 2001

o Added 500,000 new small business customers to www.officedepot.com customer base
o Increased conversion rate of registrants from 48% in 1999, to 55% in 2000 to 63% in 2001
o    Ranked as 4th fastest growing Web site in Nov/Dec 2001 by Nielsen
o    Ranked #1 office products site by DMA
o    Grew affiliate program to over 12,000 customers


                            INTERNATIONAL MARKETPLACE

o    Market size estimated to be larger than the U.S.
o    Market growing faster than GDP
o    More fragmented than the U.S.



                 SIGNIFICANT POTENTIAL FOR INTERNATIONAL GROWTH

|X|  Existing profitable international platform
     |X|  12 years of doing business outside the U.S.
|X| International markets growing faster than GDP and more fragmented than U.S. |X| Viking catalog/delivery leadership position in 8 countries
|X|  Super store leadership in France
|X|  ODP Business Services Division now in 4 new European countries


                         HOW DO WE GROW INTERNATIONALLY?

o    Existing markets
     o    Penetrating current customer base
     o    New channels and brands
o    New Countries
     o    Switzerland
     o    Spain
     o    Scandinavian countries
o    Expand joint venture partnerships
     o    Central America

                            COMPELLING PLACE TO SHOP:
                              NORTH AMERICAN RETAIL
                              NEW STORE INITIATIVES
                              ---------------------
                                   SALES FORCE

o    Began testing in Q1 2002 in 39 stores and 16 markets
     - Local sales reps oversee between 1- 4 stores, depending on size of market
o    Target untapped markets to acquire new customers
     -    Enhance customer relationship with Office Depot
     -    Educate customers on products offered and business solutions
     - Increase copy & print center sales through direct marketing of products and services


                              NEW STORE INITIATIVES
                              ---------------------
                                   SMALLER BOX

O    Opened first test in New Orleans in 2001
     -    13,000 sq. ft.
     -    Currently exceeding plan
o    Store layout similar to 20k square-feet model with similar number of skus
o    Central location (at least 5-minute drive from downtown)
o    Plan other smaller store tests in 2002


                              NEW STORE INITIATIVES
                              ---------------------
                                  WEB IN STORE

O    Free-standing kiosks:
     -    Furniture, technology and copy and print center
     - Expanded selling assortment by leveraging the "virtual warehouse" of furniture and tech depot technology
o    "Tech Concierge"
     -    provide service support for technical questions
o    Delivery or pick-up in store

                              IN-STORE INITIATIVES
                              --------------------
                                 IMPULSE BUYING

o    Add categories of skus to add to market basket and increase average ticket
o    Specialty items
     -    Kiosks near front of store
     -    Specialty office-related designs
o    Executive Shop
     -    Fine pens, leather products


                              IN-STORE INITIATIVES
                              --------------------
                             CUSTOMER SERVICE INDEX

O    Customer survey kiosk at front of stores
     -    242,000 hits in January (1st month of roll-out)
     -    Increase customer response from 45,000 in 2001 to 1.5 million in 2002
     -    Cost neutral
o    Register receipt survey
     -    online registration
     -    $1,000 shopping spree
     -    40, $100 shopping spree


                              IN-STORE INITIATIVES
                              --------------------
                                NEW PAYROLL MODEL

o    Automated scheduling system
     - Simplifies process for store manager and allows for better forward planning
     -    Interfaces with sales accounting, stores finance and human resources
     -    Schedules  built  off  sales  transaction  data
o    Employee benefits include:
     - Employee skill levels for each selling area taken into account with new payroll model
     -    Staffing around employees preferred availability
o    Reduced 40 hours of payroll per store planned to be re-invested back into:
     -    Training
     -    Incremental customer selling/service hours

                          STORE OPERATIONS INITIATIVES:
                          -----------------------------
                                EMPLOYEE TRAINING

O    2002 payroll savings reinvested into store employee training
o    Training in 2002
     -    Product knowledge training available online via Store Learning System
o    "Train track" online learning center
     -    New online learning management system
     -    Supervisor and employee training curriculums
o    Cross-train employees for various skill sets within stores


                            COMPELLING PLACE TO SHOP:
                              INTERNATIONAL RETAIL
                                  FRENCH RETAIL
                                  -------------

O    Leading office supply retailer in France
o Began operations, under Office Depot name, in 1996 via 50% jv with Carrefour S.A., acquired remaining 50% in 1998
o    Retail stores open as of fiscal year-end:
     -    1996: 2        -  1999: 26      -  2002: 10-15**new
     -    1997: 5        -  2000: 28*
     -    1998: 15       -  2001: 30
o    175 total superstore market potential in France
o    3 competitors
     -    Metro Bureau: Metro AG, Germany
     -    Top Office: Auchan
     -    Office World: Migros, Switzerland
o    Profitable on four wall basis within 10-14 months of opening
o    Comparable store sales in France exceeded 16% in 2001

*   Includes store closings related to 2000 Business Review
** Estimate


                                 JAPANESE RETAIL
                                 ---------------

o    Second largest market for office supplies in world
o    No similar competitive format
o    Very large potential growth opportunity
o    Retail stores open as of fiscal year-end:
     -    1997: 2
     -    1998: 3
     -    1999: 6
     -    2000: 7
     -    2001: 9
o    Open 5 new stores in 2002
o    Retail comps in Japan were 7% in 2001

                            JOINT VENTURES/LICENSEES
                            ------------------------

                  Stores       Warehouses          Call Centers
                  ------       ----------          ------------

Mexico            61               2                    2
Israel            23               1                    -
Poland            15               3                    1
Hungary            3               -                    1
Thailand           2               -                    -


                            COMPELLING PLACE TO SHOP:
                                    STRATEGY
                                  DIFFERENTIATE
                                  -------------

|X|  Position our brand around people, knowledge and support
     |X|  Training investment funded through payroll reductions
|X|  In-store experience
     |X|  Stores within stores
|X|  Call centers/sales reps
|X|  Customer segment/product categories
|X|  Use technology to deliver product information and CONTENT (knowledge)

                                     TARGET
                                     ------

|X| Focus marketing dollars on activities with the highest potential to deliver profitable sales
     |X|  " the right mix of media"
          |X|  Newspaper inserts
          |X|  Television/radio
          |X|  Sports marketing
          |X|  Direct mail
          |X|  Catalog
|X|  One-to-one marketing/messaging
     |X|  Extensive knowledge of our customers
     |X|  Sophisticated data warehouse capabilities

                                    INTEGRATE
                                    ---------

|X| Coordinate activities across business units and functions to increase sales productivity and create lasting relationships with our customers
|X|  Grow customer loyalty
          |X| Multi-channel buyers spend more and are more loyal, therefore more valuable...
          |X| When customers shop all three channels, they tend to be more loyal, generate better margins and spend 3 to 4X more.
          |X| When a large ODP catalog customer is assigned a contract sales rep, we see sales increase 5X without a dramatic impact on margin
          |X| When phone/fax customers are moved online, average spend increases 30%


                                   WHY INVEST?
                                   -----------

|X|  Growth not limited to US
|X|  Strong balance sheet
|X|  P/E expansion
|X|  Relentless focus on improvement
     |X|  Consistency of performance
     |X|  Communication to capital markets
     |X|  Commitment to grow shareholder value


                              IMPROVING PERFORMANCE
                              ---------------------

o    Sequential improvement in retail comps
o    Gross margins increasing across all channels
o    Operating costs essentially flat vs. last year
o    Improving returns on capital
o    Free cash flow growing
o    Solid balance sheet
o    Stock price rising, still under valued


                       FOCUS ON FINANCIAL STRATEGIES/GOALS
                       -----------------------------------

o    Earnings growth
o    Cash flow
o    Capital expenditures
o    RONA
o    ROE